John Hancock Funds III (the Trust)

John Hancock Strategic Growth Fund (the fund)

Supplement dated September 28, 2018 to the current Summary Prospectus, as may be supplemented

The following information supplements and supersedes any information to the contrary relating to the fund contained in the current Summary Prospectus.

As announced previously in a supplement dated September 13, 2018, at an in-person meeting held September 11-13, 2018, the Trust’s Board of Trustees approved the appointment of Wellington Management Company LLP (“Wellington Management”) to replace John Hancock Asset Management a division of Manulife Asset Management (US) LLC as subadvisor to the fund effective on the close of business on September 28, 2018.

In connection with the appointment of Wellington Management as subadvisor to the fund, on or about November 12, 2018, the name of the fund will change from “John Hancock Strategic Growth Fund” to “John Hancock U.S. Quality Growth Fund.”

Effective November 12, 2018, the fund’s principal investment strategies will change as follows:

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity investments that are tied economically to the United States. The fund considers an equity investment to be “tied economically” to the United States if, at the time of purchase: (i) its issuer is organized under the laws of the United States or under the laws of a state within the United States or in an issuer that maintains its principal place of business in the United States; (ii) it is traded principally in the United States; or (iii) its issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the United States, or has at least 50% of its assets in the United States. The manager seeks to achieve the fund’s investment objective by investing in equity investments that the manager believes, as a portfolio, will provide higher returns than the Russell 1000 Growth Index.

The manager’s investment process begins with the broad universe of equity securities included in US equity indices, along with other ideas that come from a combination of company meetings, investment conferences, field trips and industry analysis. Investments in equity securities include common stocks and other stock-related securities such as preferred stocks, convertible securities, depositary receipts, exchange-traded funds, and exchange-traded equity real estate investment trusts (REITs). The fund may invest significantly in securities of companies in certain sectors, and may therefore experience greater volatility than funds investing in a broader range of sectors and may be more susceptible to the impact of market, economic, regulatory, and other factors affecting that sector.

The manager focuses on members of the investable universe with expected future free cash-flow margins, returns on capital employed and revenue growth higher than a certain minimum threshold. The manager then monitors and ranks securities based on their relative attractiveness across this universe, based on quality, growth, valuation, capital returns, and earnings outlook. For stocks that compare well in this screening process, further detailed analysis is conducted. Regular meetings and discussions with company management are another input into the portfolio decision making process.

Securities considered for purchase are attractive on a majority of the metrics (quality, growth, valuation, capital returns, and earnings outlook), and have a positive catalyst such as accelerating earnings or revenue growth. Due to its active investment strategy, the fund may buy and sell securities frequently. This may result in higher transaction costs and more capital gains tax liabilities than a fund with a buy and hold strategy.

In connection with the appointment of Wellington Management as subadvisor to the fund, the Board also voted to recommend that shareholders approve the reorganization of U.S. Growth Fund, a series of John Hancock Funds II currently subadvised by Wellington Management, into the fund.

If approved by U.S. Growth Fund’s shareholders, the Reorganization is expected to occur as of the close of business on or about April 12, 2019.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.